Exhibit 10.33
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AWARD/CONTRACT      1. This contract is rated order     Rating     Page of Pages
                       under DPAS (15 CFR 350)          DO C9        1 of 34
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2. Contract No.     3. Effective Date      4. Requisition/Purchase Request/
                                              Project No.
   SP0200-99D-0007        7-30-99               DD#80004______________________
5. Issued by Code SP0200   6. Administered by (if other than Item 5) Code S2101A
DEFENSE SUPPLY CENTER PHILADELPHIA            DCMC BALTIMORE
ATTN: DSCP-MGAA (BLDG #6)                     217 EAST REDWOOD STREET
700 ROBBINS AVENUE                            SUITE 1800
PHILA., PA 19111-5092                         BALTIMORE, MD 21202-5299
ATTN: A. PODLAS (DSCP-MGAA-PGC)
215-737-5768
                                            ------------------------------------
7. Name and Address if Contractor           8. Delivery
   (No.,Street,city,county,state,zipcode)
   MERIDIAN MEDICAL TECHNOLOGIES, INC.
   10240 OLD COLUMBIA ROAD                       / / FOB ORIGIN   / / OTHER
   COLUMBIA, MD 21046
                                            ------------------------------------
   ATTN: MS. CRISTINA D'ERASMO               9. Discount for Prompt Payment
--------------------------------------------         .5% 10 DAYS
CODE   54452             FACILITY CODE      ------------------------------------
                                            10. SUBMIT INVOICES             ITEM
11. SHIP TO/MARK FOR CODE _______________        (4 copies unless otherwise
                                                 ADDRESS SHOWN IN:
                                            ------------------------------------
                                                 CODE HQ0338
                                            ------------------------------------
                                            12. PAYMENT WILL BE MADE BY
                                            DFAS-COLUMBUS CENTER
                                            DFAS-CO/SOUTH ENTITLEMENT OPERATIONS
                                            P.O. BOX 182264
     SEE INDIVIDUAL DELIVERY ORDER          COLUMBUS, OH 43218-2264
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13. AUTHORITY FOR USING OTHER THAN FULL     14. ACCOUNTING AND APPROPRIATION
    AND OPEN COMPETITION:                       DATA
    / / 10USC2304(C) ( 3 )  / / 41USC253(C)(  ) MG97X4930 5CMO 01 26.0 S33150
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15.A.        15B.                 15C.        15D.    15E.          15F.
ITEM No.     SUPPLIES/SERVICES    QUANTITY    UNIT    UNIT PRICE    AMOUNT
                               SEE ATTACHED PAGES


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15G. TOTAL AMOUNT OF CONTRACT $
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16. TABLE OF CONTENTS
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(X) SEC DESCRIPTION PAGE(S)
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PART I - THE SCHEDULE
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A SOLICIATION/CONTRACT FORM
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X B SUPPLIES OR SERVICES AND PRICES/COST
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X C DESCRIPTION/SPECS/WORK STATEMENT
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D PACKAGING AND MARKING
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E INSPECTION AND ACCEPTANCE
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F DELIVERIES OR PERFORMANCE
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G CONTRACT ADMINISTRATION DATA
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H SPECIAL CONTRACT REQUIREMENTS
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PART II - CONTRACT CLAUSES
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X I CONTRACT CLAUSES
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PART III - LIST OF DOC. EXHIBITS & OTHER ATTACH.
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J LIST OF ATTACHMENTS
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PART IV - REPRESENTATIONS AND INSTRUCTIONS
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K REPRESENTATION,CERTIFICATION AND OTHER STATEMENTS OF OFFERORS
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L INSTRS.,CONDS., & NOTICES TO OFFERORS
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M EVALUATION FACTORS FOR AWARD
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CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
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17. / / CONTRACTOR'S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return _______copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents (a) this award/contract,(b) the solicitation, if any, and (C) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)

18. / / AWARD (Contractor is not required to sign this document) Your offer on Soliciation Number SP0200-98R-1002 (see page 13), including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets.
This award consummate the contract which consists of the following documents:
(a) the Government's solicitation and your offer, and (b) this award/contract.
No further contractual document is necessary.
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19A. NAME AND TITLE OF SIGNER (Type or print)   20A. NAME OF CONTRACTING OFFICER

DENNIS P. O'BRIEN - VP-FINANCE/CFO                   ANNA PODLAS
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19B. NAME OF CONTRACTOR    19C. DATED SIGNED
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20B. UNITED STATES OF AMERICA  20C. DATED SIGNED
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

BY                                         BY
   -----------------------------------         ---------------------------------
   (Signature of person auth. to sign)         (Signature of Contracting Officer
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nsn 7540-01-152-8069           26-107          STANDARD FORM 28 (REV.4-85) (EG)/
                                               PRESCRIBED BY GSA
PREVIOUS EDITION UNUSABLE      PERFORM (DLA)   FAR (48 CFR) 43.214 (a)

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CONTINUATION SHEET:                 SP0200-99D-0007                 Page 2 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SECTION B
                                    ---------

0001     BASE MAINTENANCE/SERVICE
         To provide labor, services and incremental production as directed by the Government in accordance with statement of work.


0002     LOGISTICS MAINTENANCE
         To provide segregation of goods, disassembly into components, shelf life extension program, and storage in accordance with statement of work.


0003     DIVISION-READY BRIGADE SET PROGRAM
         To provide on-site support for the storage, assembly, and shipment of Division-Ready Brigade Sets in accordance with statement of work.


0004     BASE MAINTENANCE/MATERIAL
         To provide completely assembled Mark I Kits, Atropine, Pralidoxime, Diazepam, and Morphine Auto Injectors using refurbished and/or new components in accordance with statement of work.


0005     MOBILIZATION SURGE OPTION
         To provide material in the event of a mobilization surge contingency or other Government need. The contractor will ship to those locations identified by the Contracting Officer up the maximum quantities indicated.


0006     VENDOR VALIDATION
         Validation testing and direct plant support costs for new Pralidoxime supplier.

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CONTINUATION SHEET:                 SP0200-99D-0007                 Page 3 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SCHEDULE

ITEM NO. SUPPLIES                                       QTY      U/I      U/P               TOTAL
-------- --------                                       ---      ---      ---               -----
0001     BASE MAINTENANCE/SERVICE
0001AA   BASE YEAR                                      1        LT       $7,657,018        $7,657,018
0001AB   OPTION YEAR ONE                                1        LT       $8,005,263        $8,005,263
0001AC   OPTION YEAR TWO                                1        LT       $8,309,044        $8,309,044

0002     LOGISTICS MAINTENANCE
0002AA   BASE YEAR                                      1        LT       $2,052,506        $2,052,506
0002AB   BASE YEAR ONE                                  1        LT       $2,128,455        $2,128,455
0002AC   BASE YEAR TWO                                  1        LT       $2,206,383        $2,206,383

0003     DIVISION-READY BRIGADE SET PROGRAM
0003AA   BASE YEAR                                      1        LT       $0                $0
0003AB   OPTION YEAR ONE                                1        LT       $0                $0
0003AC   OPTION YEAR TWO                                1        LT       $0                $0
0004     BASE MAINTENANCE/MATERIAL                                ANNUAL ESTIMATE
                                                                  ---------------
0004AA            BASE YEAR
                  ---------
         MARK I             (6505-01-174-9919)          462,000  EA       $8.44             $3,899,280
              1             thru    499,999                               $8.44
              500,000       thru    749,999                               $8.05
              750,000       thru    999,999                               $7.84
              1,000,000     thru    1,200,000*                            $7.72

         ATROPINE           (6505-00-926-9083)          400,000  EA       $2.69             $1,076,000
              1             thru    499,999                               $2.69
              500,000       thru    749,999                               $2.60
              750,000       thru    999,999                               $2.52
              1,000,000     thru    1,200,000*                            $2.49

         PRALIDOXIME        (6505-01-125-3248)          250,000  EA       $5.39             $1,347,500
              1             thru    499,999                               $5.39
              500,000       thru    749,999                               $5.09
              750,000       thru    999,999                               $4.96
              1,000,000     thru    1,200,000*                            $4.88

         DIAZEPAM           (6505-01-274-0951)          400,000  EA       $4.71             $1,884,000
              1             thru    499,999                               $4.71
              500,000       thru    749,999                               $4.43
              750,000       thru    999,999                               $4.30
              1,000,000     thru    1,200,000*                            $4.21

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CONTINUATION SHEET:                 SP0200-99D-0007                 Page 4 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                             SCHEDULE

ITEM NO. SUPPLIES                                       QTY      U/I      U/P               TOTAL
-------- --------                                       ---      ---      ---               -----
         MORPHINE           (6505-01-302-5530)          300,000  EA       $2.94             $882,000
              1             thru    499,999                               $2.94
              500,000       thru    749,999                               $2.84
              750,000       thru    999,999                               $2.76
              1,000,000     thru    1,200,000*                            $2.72

0004AB            OPTION YEAR ONE
                  ---------------
         MARK I             (6505-01-174-9919)          462,000  EA       $8.71             $4,024,020
              1             thru    499,999                               $8.71
              500,000       thru    749,999                               $8.30
              750,000       thru    999,999                               $8.09
              1,000,000     thru    1,200,000*                            $7.97

         ATROPINE           (6505-00-926-9083)          400,000  EA       $2.78             $1,112,000
              1             thru    499,999                               $2.78
              500,000       thru    749,999                               $2.69
              750,000       thru    999,999                               $2.61
              1,000,000     thru    1,200,000*                            $2.57

         PRALIDOXIME        (6505-01-125-3248)          250,000  EA       $5.55             $1,387,500
              1             thru    499,999                               $5.55
              500,000       thru    749,999                               $5.24
              750,000       thru    999,999                               $5.11
              1,000,000     thru    1,200,000*                            $5.03

         DIAZEPAM           (6505-01-274-0951)          400,000  EA       $4.87             $1,948,000
              1             thru    499,999                               $4.87
              500,000       thru    749,999                               $4.58
              750,000       thru    999,999                               $4.45
              1,000,000     thru    1,200,000*                            $4.36

         MORPHINE           (6505-01-302-5530)          300,000  EA       $3.04             $912,000
              1             thru    499,999                               $3.04
              500,000       thru    749,999                               $2.93
              750,000       thru    999,999                               $2.85
              1,000,000     thru    1,200,000*                            $2.81

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CONTINUATION SHEET:                 SP0200-99D-0007                 Page 5 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SCHEDULE

ITEM NO. SUPPLIES                                       QTY      U/I      U/P               TOTAL
-------- --------                                       ---      ---      ---               -----
0004AC            OPTION YEAR TWO
                  ---------------
         MARK I             (6505-01-174-9919)          462,000  EA       $8.98             $4,148,760
              1             thru    499,999                               $8.98
              500,000       thru    749,999                               $8.56
              750,000       thru    999,999                               $8.35
              1,000,000     thru    1,200,000*                            $8.22

         ATROPINE           (6505-00-926-9083)          400,000  EA       $2.88             $1,152,000
              1             thru    499,999                               $2.88
              500,000       thru    749,999                               $2.78
              750,000       thru    999,999                               $2.70
              1,000,000     thru    1,200,000*                            $2.66

         PRALIDOXIME        (6505-01-125-3248)          250,000  EA       $5.71             $1,427,500
              1             thru    499,999                               $5.71
              500,000       thru    749,999                               $5.39
              750,000       thru    999,999                               $5.26
              1,000,000     thru    1,200,000*                            $5.17

         DIAZEPAM           (6505-01-274-0951)          400,000  EA       $5.05             $2,020,000
              1             thru    499,999                               $5.05
              500,000       thru    749,999                               $4.74
              750,000       thru    999,999                               $4.60
              1,000,000     thru    1,200,000*                            $4.51

         MORPHINE           (6505-01-302-5530)          300,000  EA       $3.15             $945,000
              1             thru    499,999                               $3.15
              500,000       thru    749,999                               $3.04
              750,000       thru    999,999                               $2.95
              1,000,000     thru    1,200,000*                            $2.91

*Pricing limited to quantities, excluding Pre-stock units, of 1.2 million each of Mark I Injectors or 1.2 million injectors Atropine and/or Morphine Injectors and 1.2 million Pralidoxime and/or Diazepam Injectors.

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CONTINUATION SHEET:                 SP0200-99D-0007                 Page 6 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SCHEDULE

ADDITIONAL AVAILABLE QUANTITIES UNDER LINE ITEM 0004

During any contract year, if the Government has reached the 2.4 million unit autoinjector limit under item 0004 (1.2 million each of Mark 1 injectors or 1.2 million Atropine and/or Morphine injectors and 1.2 million Pralidoxime and/or Diazepam injectors), the Government is entitled to purchase up to an additional 499,999 units during that year, without exercising Line Item 0005, Mobilization Surge Option. The pricing is as follows, for these non mobilization surge quantities exceeding the 2.4 million annual threshold:

                  Base Period        Option Year        One Option Year Two
                  -----------        -----------        -------------------
MARK 1            $10.85             $11.13             $11.47
ATROPINE          $3.51              $3.61              $3.73
PRALIDOXIME       $6.88              $7.04              $7.25
DIAZEPAM          $6.38              $6.55              $6.76
MORPHINE          $3.85              $3.96              $4.08

These extra quantities above the 2.4 million will be delivered 150 days after date of delivery order, but Contractor will not be required to deliver these additional quantities during the months of June, July, and August. If delivery of the 499,999 falls after the end of the contract year in which the delivery order was issued, the price will not be increased to the next years pricing, nor will the quantities be subtracted from the next years 2.4 million available quantity.

This in no way limits the Government's rights to purchase quantities against Line Item 0004, or to exercise Line Item 0005, or any other rights under this contract

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CONTINUATION SHEET:                 SP0200-99D-0007                 Page 7 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SCHEDULE

PRESTOCK COMPONENT PRICING

ITEM NO. SUPPLIES                                       QTY      U/I      U/P               TOTAL
-------- --------                                       ---      ---      ---               -----
0004AD            BASE YEAR
                  ---------
         MARK I             (6505-01-174-9919)
              1             thru    499,999                      EA       $6.44
              500,000       thru    749,999                      EA       $6.17
              750,000       thru    999,999                      EA       $6.00
              1,000,000     thru    1,200,000                    EA       $5.91

         ATROPINE           (6505-00-926-9083)
              1             thru    499,999                      EA       $2.01
              500,000       thru    749,999                      EA       $1.95
              750,000       thru    999,999                      EA       $1.89
              1,000,000     thru    1,200,000                    EA       $1.86

         PRALIDOXIME        (6505-01-125-3248)
              1             thru    499,999                      EA       $4.13
              500,000       thru    749,999                      EA       $3.92
              750,000       thru    999,999                      EA       $3.82
              1,000,000     thru    1,200,000                    EA       $3.76

         DIAZEPAM           (6505-01-274-0951)
              1             thru    499,999                      EA       $3.53
              500,000       thru    749,999                      EA       $3.33
              750,000       thru    999,999                      EA       $3.22
              1,000,000     thru    1,200,000                    EA       $3.16

         MORPHINE           (6505-01-302-5530)
              1             thru    499,999                      EA       $2.18
              500,000       thru    749,999                      EA       $2.11
              750,000       thru    999,999                      EA       $2.05
              1,000,000     thru    1,200,000                    EA       $2.02

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CONTINUATION SHEET:                 SP0200-99D-0007                 Page 8 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SCHEDULE

PRESTOCK COMPONENT PRICING

ITEM NO. SUPPLIES                                       QTY      U/I      U/P               TOTAL
-------- --------                                       ---      ---      ---               -----
0004AE            OPTION YEAR ONE
                  ---------------
         MARK I             (6505-01-174-9919)
              1             thru    499,999                      EA       $6.64
              500,000       thru    749,999                      EA       $6.36
              750,000       thru    999,999                      EA       $6.19
              1,000,000     thru    1,200,000                    EA       $6.09

         ATROPINE           (6505-00-926-9083)
              1             thru    499,999                      EA       $2.08
              500,000       thru    749,999                      EA       $2.02
              750,000       thru    999,999                      EA       $1.96
              1,000,000     thru    1,200,000                    EA       $1.93

         PRALIDOXIME        (6505-01-125-3248)
              1             thru    499,999                      EA       $4.25
              500,000       thru    749,999                      EA       $4.03
              750,000       thru    999,999                      EA       $3.93
              1,000,000     thru    1,200,000                    EA       $3.86

         DIAZEPAM           (6505-01-274-0951)
              1             thru    499,999                      EA       $3.65
              500,000       thru    749,999                      EA       $3.45
              750,000       thru    999,999                      EA       $3.34
              1,000,000     thru    1,200,000                    EA       $3.27

         MORPHINE           (6505-01-302-5530)
              1             thru    499,999                      EA       $2.26
              500,000       thru    749,999                      EA       $2.19
              750,000       thru    999,999                      EA       $2.12
              1,000,000     thru    1,200,000                    EA       $2.09

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CONTINUATION SHEET:                 SP0200-99D-0007                 Page 9 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SCHEDULE

PRESTOCK COMPONENT PRICING

ITEM NO. SUPPLIES                                       QTY      U/I      U/P               TOTAL
-------- --------                                       ---      ---      ---               -----
0004AF            OPTION YEAR TWO
                  ---------------
         MARK I             (6505-01-174-9919)
              1             thru    499,999                      EA       $6.85
              500,000       thru    749,999                      EA       $6.56
              750,000       thru    999,999                      EA       $6.39
              1,000,000     thru    1,200,000                    EA       $6.28

         ATROPINE           (6505-00-926-9083)
              1             thru    499,999                      EA       $2.16
              500,000       thru    749,999                      EA       $2.09
              750,000       thru    999,999                      EA       $2.03
              1,000,000     thru    1,200,000                    EA       $2.00

         PRALIDOXIME        (6505-01-125-3248)
              1             thru    499,999                      EA       $4.38
              500,000       thru    749,999                      EA       $4.15
              750,000       thru    999,999                      EA       $4.05
              1,000,000     thru    1,200,000                    EA       $3.98

         DIAZEPAM           (6505-01-274-0951)
              1             thru    499,999                      EA       $3.78
              500,000       thru    749,999                      EA       $3.57
              750,000       thru    999,999                      EA       $3.45
              1,000,000     thru    1,200,000                    EA       $3.38

         MORPHINE           (6505-01-302-5530)
              1             thru    499,999                      EA       $2.34
              500,000       thru    749,999                      EA       $2.26
              750,000       thru    999,999                      EA       $2.19
              1,000,000     thru    1,200,000                    EA       $2.16

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 10 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SCHEDULE

ITEM NO. SUPPLIES                                       QTY        U/I      U/P               TOTAL
-------- --------                                       ---        ---      ---               -----
0005              MOBILIZATION SURGE OPTION

0005AA            BASE YEAR (FULL QTY)
         MARK I             (6505-01-174-9919)          2,244,762  EA       $11.59            $26,016,792
         ATROPINE           (6505-00-926-9083)          1,079,426  EA       $3.74             $4,037,053
         PRALIDOXIME        (6505-01-125-3248)          583,507    EA       $7.51             $4,382,138
         DIAZEPAM           (6505-01-274-0951)          689,788    EA       $7.05             $4,863,005
         MORPHINE           (6505-01-302-5530)          1,517,225  EA       $4.23             $6,417,862

0005AB            OPTION YEAR ONE (FULL QTY)
         MARK I             (6505-01-174-9919)          2,244,762  EA       $11.88            $26,667,773
         ATROPINE           (6505-00-926-9083)          1,079,426  EA       $3.87             $4,177,379
         PRALIDOXIME        (6505-01-125-3248)          583,507    EA       $7.68             $4,481,334
         DIAZEPAM           (6505-01-274-0951)          689,788    EA       $7.27             $5,014,759
         MORPHINE           (6505-01-302-5530)          1,517,225  EA       $4.37             $6,630,273

0005AC            OPTION YEAR TWO (FULL QTY)
         MARK I             (6505-01-174-9919)          2,244,762  EA       $12.28            $27,565,677
         ATROPINE           (6505-00-926-9083)          1,079,426  EA       $4.00             $4,317,704
         PRALIDOXIME        (6505-01-125-3248)          583,507    EA       $7.94             $4,633,046
         DIAZEPAM           (6505-01-274-0951)          689,788    EA       $7.52             $5,187,206
         MORPHINE           (6505-01-302-5530)          1,517,225  EA       $4.52             $6,857,857

0005AA            BASE YEAR TIER PRICING VOLUMES
                     (UP TO 3,000,000 UNITS)
         MARK I             (6505-01-174-9919)          1,101,326  EA       $11.79            $12,984,634
         ATROPINE           (6505-00-926-9083)          529,589    EA       $3.81             $2,017,734
         PRALIDOXIME        (6505-01-125-3248)          286,280    EA       $7.64             $2,187,179
         DIAZEPAM           (6505-01-274-0951)          338,424    EA       $7.17             $2,426,500
         MORPHINE           (6505-01-302-5530)          744,381    EA       $4.31             $3,208,282

0005AB            OPTION YEAR ONE TIER PRICING VOLUMES
                       (UP TO 3,000,000 UNITS)
         MARK I             (6505-01-174-9919)          1,101,326  EA       $12.04            $13,259,965
         ATROPINE           (6505-00-926-9083)          529,589    EA       $3.93             $2,081,285
         PRALIDOXIME        (6505-01-125-3248)          286,280    EA       $7.81             $2,235,847
         DIAZEPAM           (6505-01-274-0951)          338,424    EA       $7.40             $2,504,338
         MORPHINE           (6505-01-302-5530)          744,381    EA       $4.45             $3,312,495

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 11 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                    SCHEDULE

ITEM NO. SUPPLIES                                       QTY        U/I      U/P               TOTAL
-------- --------                                       ---        ---      ---               -----
0005AC          OPTION YEAR TWO TIER PRICING VOLUMES
                       (UP TO 3,000,000 UNITS)
         MARK I             (6505-01-174-9919)          1,101,326  EA       $12.50            $13,766,575
         ATROPINE           (6505-00-926-9083)          529,589    EA       $4.07             $2,155,427
         PRALIDOXIME        (6505-01-125-3248)          286,280    EA       $8.07             $2,310,280
         DIAZEPAM           (6505-01-274-0951)          338,424    EA       $7.65             $2,588,944
         MORPHINE           (6505-01-302-5530)          744,381    EA       $4.60             $3,424,153

0005AA            BASE YEAR TIER PRICING VOLUMES
                     (3,000,001 TO 6,114,708)
         MARK I             (6505-01-174-9919)          2,244,762  EA       $11.39            $25,567,839
         ATROPINE           (6505-00-926-9083)          1,079,426  EA       $7.26             $7,836,633
         PRALIDOXIME        (6505-01-125-3248)          583,507    EA       $3.60             $2,100,625
         DIAZEPAM           (6505-01-274-0951)          689,788    EA       $6.80             $4,690,558
         MORPHINE           (6505-01-302-5530)          1,517,225  EA       $4.11             $6,235,795

0005AB          OPTION YEAR ONE TIER PRICING VOLUMES
                     (3,000,001 TO 6,114,708)
         MARK I             (6505-01-174-9919)          2,244,762  EA       $11.69            $26,241,268
         ATROPINE           (6505-00-926-9083)          1,079,426  EA       $3.80             $4,101,819
         PRALIDOXIME        (6505-01-125-3248)          583,507    EA       $7.55             $4,405,478
         DIAZEPAM           (6505-01-274-0951)          689,788    EA       $7.15             $4,931,984
         MORPHINE           (6505-01-302-5530)          1,517,225  EA       $4.30             $6,524,068

0005AC         OPTION YEAR TWO TIER PRICING VOLUMES
                     (3,000,001 TO 6,114,708)
         MARK I             (6505-01-174-9919)          2,244,762  EA       $12.08            $27,116,725
         ATROPINE           (6505-00-926-9083)          1,079,426  EA       $3.93             $4,242,144
         PRALIDOXIME        (6505-01-125-3248)          583,507    EA       $7.80             $4,551,355
         DIAZEPAM           (6505-01-274-0951)          689,788    EA       $7.39             $5,097,533
         MORPHINE           (6505-01-302-5530)          1,517,225  EA       $4.44             $6,736,479

0006              NEW VENDOR VALIDATION

0006AA                                                  1          LT       $270,528           270,528

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 12 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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Variation in Quantity:
         Plus or Minus 2%

Inspection and Acceptance:
         Origin

FOB:
         Origin

Manufacturing and Packaging/Packing Location:
         Meridian Medical Technologies, Inc.
         2555 Hermelin Dr.
         St. Louis, MO 63144

Source of Raw Materials:
         Atropine:         Boeringer-Ingelheim, Germany
         Pralidoxime:      Nycomed Amersham, Rensselear, NY
         Diazepam:         SST Corp., Clifton, NJ
         Morphine:         Mallincroft, St. Louis, MO

Payment Address:
         Meridian Medical Technologies, Inc.
         10240 Old Columbia Road
         Columbia, MD 21046

Guaranteed Minimum:
         Delivery Order SP0200-99D-0007-8001 covering the base year annual services under lines 0001, 0002, and 0006 of the contract will be issued as a separate document concurrently with the issuance of this basic contract. The guaranteed minimum for line 0004 (2% of the estimated dollar value of line 0004:
$181,776) will be issued during the base year.

Annual Maximum Order Quantities under line item 0004:
2,899,999 equivalent injectors. Quantities up to 2,400,000 will be priced under Line 0004AA (AB and AC for option year one and two, respectively). The additional 499,999 will be priced at the unit prices stated in the contract schedule.

Delivery:
         For items with available pre-stocked components:     30 days after award of delivery order.
         For items without available pre-stocked components:  135 days after award of delivery order.

Option Provision:
         Option Clause 52.217-9P12 is a part of this contract with two one-year option periods available at the unit prices stated on the contract schedule pages. The contracting officer shall give the contractor a preliminary written notice of intent to extend at least 15 days before expiration of the contract.

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 13 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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Pre-Stocking of Component Parts:
         The Government may purchase component parts for each injector throughout the life of this contract as excess War Stopper funds become available. This material shall be purchased against line item 0004 (at the stated prices shown for Pre-stock). This material shall be stored and rotated by the contractor to fill given delivery orders. No additional costs for storage and rotation shall apply.

Government Furnished Material:
         The following will be considered Government Furnished Material under this contract:
                  1) Expired or extended material shipped to MMT for shelf life extension in accordance with line item 0002 and Logistics Maintenance/DRB Program Statement of Work.
                  2) Material purchased under line item 0004 specifically for the Army's DRB Program to be stored at MMT in accordance with line item 0003 and Logistics Maintenance/DRB Program Statement of Work.
                  3) Material purchased under line item 0004 specifically to support the Army's Unit Deployment Package (UDP) Potency and Dated (P&D) Program to be stored at MMT in accordance with Logistics Maintenance/DRB Program Statement of Work.
                  4) Components purchased under line item 0004 identified as pre-stocking components.

Effective Date of Award:
Effective date of Base Year shall be from 1 Aug 1999 through 31 Jul 2000.

The payment schedule will be as follows for Line Items 0001 and 0002:
         Value per Month:           $809,127.00
         24 Payments of:            $404,563.50
Invoices for payment of Lines 0001 and 0002 shall be submitted on the 15 and 30 of each month commencing Aug 15, 1999 and ending July 31, 2000.

Line 0006 may be invoiced upon award of this delivery order.

Invoices for Line Item 0004 will be submitted after issuance of each Delivery Order. The same shall apply for Line Items 0005, if exercised.

Continuation from Block 18 Page 1:
         Amendments 0001 through 0004
         Contractor Correspondence dated:
                  29 Jun 1998       Initial offer
                  15 Jan 1999       Second offer
                  16 Jul 1999       Revised offer (faxed 7/19/99) 39 Pages
                  23 Jul 1999       Revised offer (faxed 7/26/99) 33 Pages
                  29 Jul 1999       Revised offer (faxed 7/29/99) 18 Pages
                  30 Jul 1999       Correction to Line 0001 (Option 1 and 2)

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 14 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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Mobilization Surge Cost Reconciliation Procedure

A full cost accounting and reconciliation against billings is required upon completion of a declared Mobilization Surge (MS).
The procedure is as follows:

1.  Declaration and Termination:

               a. Mobilization Surge (MS) will be officially declared via a Delivery Order from DSCP requesting products under CLIN 0005 for immediate delivery under Mobilization Surge provisions. MMT will immediately become obligated to terminate in a reasonable fashion production for non-DoD customers and proceed as rapidly as possible to devote all production resources to manufacture and deliver the requested MS products. CLIN 0001 payments shall continue IAW the original contract payment schedule after MS has been declared. If the MS continues after eight (8) CLIN 0001 biweekly payments have been made, CLIN 0001 payments shall then be suspended for the duration of the MS. CLIN 0001 payments shall resume IAW the original contract payment schedule upon the termination of the MS.

         b. Termination of Mobilization Surge requires written confirmation from DSCP. Termination notification is expected to be noted on the last MS Delivery Order. However, DSCP may terminate MS by separate written notification to the Contractor. Since MMT will likely be in a full production, 3 shift operation, notification of Mobilization Surge termination will be received prior to completion and delivery of the last quantities requested on a Mobilization Surge Delivery Order. This prompt notification will allow for orderly phase down and return to commercial production. If CLIN 0001 payments were suspended in accordance with paragraph 1.a. immediately above, CLIN 0001 payments shall resume IAW the original contract payment schedule upon the termination of the MS. NOTE: Failure to provide timely MS termination notice may result in additional charges billable to DoD for idle time and idle facilities.

2. Accounting for Mobilization Surge (MS):

         a. To determine the full cost of Mobilization Surge, costs incurred for MS from the initial MS Delivery Order through the later of delivery of the final MS Delivery Order or notice of the termination of MS, shall be treated as a single "job-order" under a job-order costing system. The "job-order" will accumulate the full MS cost for all MS production made during the surge; i.e., the full accounting during MS adjusted for any non-MS production. Cost to complete production lots in progress at the time Mobilization Surge is started will be deducted from the total costs during MS. Likewise, cost continuations beyond termination of MS which are the result of MS will be charged to the MS.

         b. Cost will be accumulated and summarized in a format consistent with the CLIN 0005 cost proposal. Product cost will include manufacturing variances against standards. Variances attributable to non-DoD production will be excluded from the MS costing.

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 15 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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3. Reconciliation of cost against billings and settlement of charges:

         a. MS total costs will consist of the full costs incurred, (and accounted for in accordance with Section 2.a. above), for MS from implementation to the later of delivery of the final MS Delivery Order or notice of the termination of MS, plus any costs incurred (idle time and idle facilities) due to failure of timely termination of MS.

         b. Progress payments for Direct Materials will be liquidated against invoiced product.

         c. Amounts due will result when total actual incurred costs, including costs incurred (idle time and idle facilities) from untimely MS termination, exceed the total payments. The Government's maximum liability for Mobilization Surge may not exceed the combined value of product ordered during the MS at the CLIN 0005 prices and the total amount available under CLIN 0001 Base Maintenance for the entire duration of the MS. A refund will result if total payments exceed actual costs incurred. Refund will be limited to CLIN 0001 payments less any costs (idle time and idle facilities) of untimely termination.

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 16 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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ADJUSTMENT OF COST OF PRALIDOXIME CHLORIDE IN MARK I KITS AND
PRALIDOXIME

(a) This clause applies only to the CLIN 0004 (both up to and beyond 2.4 million equivalent Autoinjectors), CLIN 0005, and Prestock contract prices for Mark I Kits and Pralidoxime (a/k/a Combopen or 2-Pam) for each contract year as listed in Section B, Schedule of Supplies and Services. These unit prices may be adjusted upward or downward as appropriate.

(b) The contract award prices for these items were based on the most current, accurate and complete information available at the time of award. These contract award prices are firm-fixed priced for the Base Year and Option Years One and Two except for the costs outlined in paragraph (c) below.

(c) At the time of contract award, the Direct Material cost of Pralidoxime Chloride in Mark I Kits and Pralidoxime anticipated in the performance of this contract could not be established with any reasonable certainty due to ongoing negotiations between Meridian Medical Technologies, Inc.
        (MMT) and their new Pralidoxime Chloride supplier, Nycomed Amersham Imaging Americas (Nycomed). It is hereby agreed that the Direct Material cost of Pralidoxime Chloride per Mark I Kit and per Pralidoxime shall be subject to one adjustment under this clause. It is further agreed that the adjustment will be limited to the change in the Direct Material cost of Pralidoxime Chloride per Mark I Kit and per Pralidoxime with no adjustment for Material Handling, Variable Overhead, Plant Overhead, Corporate Overhead/General and Administrative (G & A), and Profit. The contract award prices for these items were based on the most recent written quote provided to the Government by MMT, i.e., Nycomed's quote of April 6, 1998 of $516.56 per kilogram of Pralidoxime Chloride. The Direct Material cost of Pralidoxime Chloride at each quantity/price tier in the negotiated contract prices for Mark I Kits and Pralidoxime was determined by entering that quote on a per gram basis into the negotiated Component Quotations furnished by MMT in support of Component Cost and Detail Schedules H and J. The calculation and the value of the Direct Material cost of Pralidoxime Chloride at each quantity/price tier for Mark I Kits and Pralidoxime for each contract year currently included in the contract prices are shown on the attached schedules entitled "Effect of Pralidoxime Chloride Costs" and "Material Cost".

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 17 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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(d)     When MMT and their supplier reach an agreement on the price(s) for
        Pralidoxime Chloride, MMT shall furnish a copy of said agreement to the Contracting Officer. To determine the adjusted Direct Material cost of Pralidoxime Chloride at each quantity/price tier for Mark I Kits and Pralidoxime for each contract year, the newly negotiated price for Pralidoxime Chloride applicable to each contract year shall be entered on a per gram basis into the schedule entitled "Effect of Pralidoxime Chloride Costs." For each quantity/price tier for Mark I Kits and Pralidoxime for each contract year, the increase or decrease (carried or rounded to five decimal places) in Direct Material cost of Pralidoxime Chloride from that included in the contract prices (as shown on the attached schedule entitled "Material Cost") will be calculated. That increase or decrease will then be added to or subtracted from (as appropriate) the contract award total unit price (carried or rounded to five decimal places) for each quantity/price tier for Mark I Kits and Pralidoxime for each contract year. The resulting unit prices will then be rounded to the nearest cent to establish the adjusted contract unit prices

(e) Once the adjusted contract prices are determined, the Contracting Officer shall issue a modification adjusting the unit prices for all three contract years for Mark I Kits and Pralidoxime for CLIN 0004 (both up to and beyond 2.4 million equivalent Autoinjectors), CLIN 0005, and Prestock. The modification shall include the adjusted unit prices and all calculations used to determine the adjusted unit prices. All delivery orders issued on or after the date of this adjustment modification shall be priced at the adjusted contract unit prices. Payment on this contract shall be at the contract award prices pending issuance of the adjustment modification. The modification establishing the adjusted contract unit prices or a subsequent modification shall (as appropriate) increase or reduce payment under this contract for all delivery orders of Mark I Kits and Pralidoxime issued prior to the effective date of the adjustment modification. Price adjustment will not apply to any quantities under this contract that have already been shipped.

End of clause

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 18 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                     Combopen
                     -----------------------------------------------------------
                     1 thru      500,000     750,000     1,000,000     over
Quantity             499,999     749,999     999,999     1,200,000     1,200,000
                     -----------------------------------------------------------

Base Year Costs
---------------
Other Material       2.48052     2.34552     2.28053     2.23845       2.23845
Pral. Chlor Cost     0.48011     0.46534     0.45795     0.45426       0.45426
                     -------     -------     -------     -------       -------
Total DM             2.96063     2.81086     2.73848     2.69271       2.69271
                     =======     =======     =======     =======       =======

Option 1 Costs
--------------
Other Material       2.56734     2.42761     2.36035     2.31679       2.31679
Pral. Chlor Cost     0.48011     0.46534     0.45795     0.45426       0.45426
                     -------     -------     -------     -------       -------
Total DM             3.04745     2.89295     2.81830     2.77105       2.77105
                     =======     =======     =======     =======       =======

Option 2 Costs
--------------
Other Material       2.65720     2.51258     2.44296     2.39788       2.39788
Pral. Chlor Cost     0.48011     0.46534     0.45795     0.45426       0.45426
                     -------     -------     -------     -------       -------
Total DM             3.13731     2.97792     2.90091     2.85214       2.85214
                     =======     =======     =======     =======       =======

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 19 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
--------------------------------------------------------------------------------

                     Mark I
                     -----------------------------------------------------------
                     1 thru      500,000     750,000     1,000,000     Over
Quantity             499,999     749,999     999,999     1,200,000     1,200,000
                     -----------------------------------------------------------

Base Year Costs
---------------
Other Material       4.13684     3.95693     3.84692     3.78005       3.78005
Pral. Chlor Cost     0.48011     0.46534     0.45795     0.45426       0.45426
                     -------     -------     -------     -------       -------
Total DM             4.61695     4.42227     4.30487     4.23431       4.23431
                     =======     =======     =======     =======       =======

Option 1 Costs
--------------
Other Material       4.28163     4.09542     3.98156     3.91235       3.91235
Pral. Chlor Cost     0.48011     0.46534     0.45795     0.45426       0.45426
                     -------     -------     -------     -------       -------
Total DM             4.76174     4.56076     4.43951     4.36661       4.36661
                     =======     =======     =======     =======       =======

Option 2 Costs
--------------
Other Material       4.43149     4.23876     4.12092     4.04928       4.04928
Pral. Chlor Cost     0.48011     0.46534     0.45795     0.45426       0.45426
                     -------     -------     -------     -------       -------
Total DM             4.91160     4.70410     4.57887     4.50354       4.50354
                     =======     =======     =======     =======       =======

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CONTINUATION SHEET:                 SP0200-99D-0007              Page 19 A of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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
                                                 1 to        500000 to       750000 to       1000000 to          OVER
                                             499999 units   749999 units    999999 units    1200000 units    1200000 units
                                             ------------   ------------    ------------    -------------    -------------
Pral. Chlor Requirements                         278,832        450,421         664,907           879,394       1,055,273
Pral. Chlor Unit Price                          [0.51656]       0.51656         0.51656           0.51656         0.51656
                                              ----------     ----------      ----------      ------------    ------------
Total Pral Chlor per Production Batch         144,033.46     232,669.47      343,464.36        454,259.76      545,111.82
Divided by number of units produced           300,000.00     500,000.00      750,000.00      1,000,000.00    1,200,000.00
                                              ----------     ----------      ----------      ------------    ------------
Pral. Chlor price per product unit               0.48011        0.46534         0.45795           0.45426         0.45426
                                              ==========     ==========      ==========      ============    ============

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CONTINUATION SHEET:                 SP0200-99D-0007                Page 20 of 34
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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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PROGRESS PAYMENTS

If Mobilization Surge is officially declared via a Delivery Order from DSCP for products under CLIN 0005 for immediate delivery pursuant to the Mobilization Surge provisions of this contract, Progress Payments are authorized for only Direct Material costs incurred in the performance of the Mobilization Surge, by Meridian Medical Technology, and supported by vendor invoices. Progress Payments will cease upon written notification to Meridian Medical Technology that the Mobilization Surge is ended.

The following additional clauses are hereby incorporated by reference and apply only to Direct Material costs incurred for CLIN 0005 end items ordered pursuant to the Mobilization Surge provisions of this contract:

52.232-16         Progress Payments (Jul 1991) ALTERNATE 1 (Aug 1987)

252.232-7004      DOD Progress Payment Rates (Feb 1996) DFARS

The following clauses are also included by reference:

52.233-1          Disputes (Oct 1995) ALTERNATE 1 (Dec 1991)

52.215-17         Waiver of Facilities Capital Cost of Money (Oct 1997)

Funds from this contract pay the salary expenses of most of Meridian's NAA labor force and a significant portion of NAA plant overhead. Therefore, for the duration of this contract and unless otherwise authorized in writing by the DSCP Contracting Officer, the contractor shall not accept orders for autoinjectors for the US military unless those orders are placed by DSCP under this contract. If contractor has any non-DoD federal agency sales for the items covered under this contract, then the price charged to that agency (s) shall not be less than two (2) times the price established in Line Item 0004.

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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                STATEMENT OF WORK
                                -----------------

                        Base Maintenance (Line Item 0001)
                                   Page 1 of 5

I. This is a supply/service contract to provide labor and services as necessary and directed by the Government and in accordance with the enclosed Statement of Work and the DoD Industrial Preparedness Program Production Planning Schedule.

II. The Contractor agrees from the effective date of contract to perform the following:

         a. Maintain existing facilities and equipment and technical expertise in a state of readiness for immediate production start up to achieve the Government's current mobilization requirements, as set forth in the Contractor's Industrial Preparedness Planning Agreement (DD Form 1519) for the following products:

         NSN:  6505-01-174-9919     Antidote Kit, Nerve Agent, Mark I
         NSN:  6505-01-125-3248     Pralidoxime Chloride Injection, Automatic,
                                    300 mg per ml, 2 ml
         NSN:  6505-00-926-9083     Atropine Injection, Automatic, 2 mg
         NSN:  6505-01-274-0951     Diazepam Automatic Injector, USP, 10 mg
         NSN:  6505-01-302-5530     Morphine Sulfate Injector, 10 Mg per 0.7 Ml

         b. Maintain in readiness the following tasks, functions and activities to produce the above cited products:

                  1) An aseptic sterile production facility in accordance with the Federal Food, Drug and Cosmetic Act and regulations promulgated thereunder including FDA's current good manufacturing practices.

                  2) A cleaning and preparation of piece parts function required for assembly as relates to aseptic sterilization production.

                  3) A product formulation department consistent with the products processing requirements and to exercise the formulation process for the Atropine, Pralidoxime, Diazepam, and Morphine Injection solutions on a periodic basis that validates the capability to produce the products in compliance with all regulatory, technical and quality assurance specifications; the current technical packages for the above cited products, as of the effective date of this contract, are incorporated into the solicitation.

                  4) A clean room and product filling operation.

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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                STATEMENT OF WORK
                                -----------------

                        Base Maintenance (Line Item 0001)
                                   Page 2 of 5

                  5) An inspection, assembly, labeling and packaging capability to effectively meet the Government's mobilization requirements.

                  6) A warehouse facility to insure adequate control and accountability of new supplies and materials during the receipt, storage and issue phases and of components and fully assembled injectors being stored/rotated for the Government.

                  7) A quality assurance and FDA regulatory compliance function to insure compliance with all quality and performance requirements of the applicable specifications and the Government's "shelf life enhancement" program for all products.

                  8) A cost accounting system in accordance with generally accepted accounting principles that will be acceptable to the Government to insure trackability of contractor costs.

                  9) A qualified management team, supervisory staff and administrative personnel to insure effective and efficient operation of the Contractor's facilities.

                  10) An acceptable training program to insure that qualified skill levels are retained in order to meet the Government's mobilization requirements.

                  11) Sub-contractor business relationships to insure that the necessary sub-contractor's production capability, capacity, technical expertise and management commitment will meet the Contractor's Industrial Preparedness Planning Agreement provisions.

         c. Dedicate those best efforts to maintain a qualified sub-contractor component base for the manufacture of components and sub-components needed to produce the end items.

         d. In the event that prime contractor-owned component molds, tooling and assembly molds, pre-positioned at various subcontractor plants, require replacement, the Contractor will replace or issue a contract to replace these items at no additional cost to the Government. Furthermore, the Contractor agrees that in the event of a third party or other said agreements, the Contractor, or the liable third party, agrees to replace, repair, or refurbish all Contractor owned molds, tooling and assembly molds prepositioned at various sub-contractor's plants at no additional cost to the Government.

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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                STATEMENT OF WORK
                                -----------------

                        Base Maintenance (Line Item 0001)
                                   Page 3 of 5

         e. In the course of performing said labor and services in accordance with Statement of Work, the Contractor will produce an end item product listed as line item 0004 of the schedule to the services performed. The Government recognizes these incidental products to be, but not limited to, the following:

         NSN:  6505-01-174-9919     Antidote Kit, Nerve Agent, Mark I
         NSN:  6505-01-125-3248     Pralidoxime Chloride Injection, Automatic,
                                    300 mg per ml, 2 ml
         NSN:  6505-00-926-9083     Atropine Injection, Automatic, 2 mg
         NSN:  6505-01-274-0951     Diazepam Automatic Injector, USP, 10 mg
         NSN:  6505-01-302-5530     Morphine Sulfate Injector, 10 Mg per 0.7 Ml

         f. The Contractor agrees to advise the Government through the Contracting Officer of changes which may or will adversely impact production capability to meet the production rate and schedule requirements of the current mobilization planning agreement. The Contractor shall advise the Contracting Officer of changes required to the agreement and/or proposals which may favorably impact the Government and/or the contractor from achieving mobilization production delivery requirements.

         g. The Contractor also agrees to enter into future yearly Industrial Preparedness Agreements with the Government covering the above cited products for the duration of this contract.

III.  Required standards of workmanship:

         a. Unless otherwise specifically provided in this contract, the quality of all services rendered hereunder shall conform to the highest standards in the relevant profession, trade or field of endeavor. All services shall be rendered or supervised directly by individuals fully qualified in the relevant profession, trade or field, and holding any licenses required by law.

         b. The Defense Supply Center Philadelphia (DSCP) reserves the option to conduct in-process reviews (IPRs) at the Contractor's facility. These must be scheduled by DSCP personnel at least seven (7) days in advance of the IPR. Requests for IPRs by any other personnel will be referred to DSCP.

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                                STATEMENT OF WORK
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                        Base Maintenance (Line Item 0001)
                                   Page 4 of 5

                              Packaging and Marking
                              ---------------------

1.  Marking of Reports

All reports shall prominently show on the cover of the report:

         a.  Name and business address of the contractor.

         b.  Contract number.

2.  Preparation for Delivery (Incidental Product - End Item)

Preparation for delivery shall be in accordance with Section 5 of the end item specification, the latest edition at time of manufacture, required by Section C of the contract.

                            Inspection and Acceptance
                            -------------------------

1.  Inspection of Services

Definition "Services", as used in this clause, includes services performed, workmanship, and material furnished or used in performing services.

2.  Inspection and Acceptance

         a. Inspection and acceptance of services to be furnished hereunder shall be made, upon completion of the services, by DCMC Saint Louis. Inspection and acceptance of material shall be made by FDA Kansas City.

         b. The Contractor shall provide and maintain an inspection system acceptable to the Government covering services under this contract in accordance with all Federal Food Drug and Cosmetic Act and regulations. Complete records of all inspection work performed by the Contractor shall be maintained and made available to the Government during contract performance and for as long afterwards as the contract requires.

         c. The Government has the right to inspect and test all services called for by the contract, to the extent practicable at all places and times during the term of the contract.
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                                STATEMENT OF WORK
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                        Base Maintenance (Line Item 0001)
                                   Page 5 of 5

The Government shall perform inspections and tests in a manner that will not unduly delay the work.

         d. If any of the services performed do not conform with contract requirements, the Government may require the Contractor to perform the services again in conformity with the contract requirements, for no additional fee. When the defects in services cannot be corrected by re-performance, the Government may (1) require the Contractor to take necessary action to ensure that future performance conforms to contract requirements, and (2) reduce any fee payable under the contract to reflect the reduced value of the services performed.

         e. If the Contractor fails to promptly perform the services again or take the necessary actions to ensure future performance in conformity with the contract requirements, the Government may (1) by contract or otherwise, perform the services and reduce any fee payable by an amount that is equitable under the circumstances or, (2) terminate the contract for default.

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                                STATEMENT OF WORK
                                -----------------

        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 1 of 9
1.       Background

The Army has established several programs to centrally manage Medical Chemical Defense Materiel (MCDM). USAMMA has been designated as the Program Manager for these programs.

2.       Description of Work Required

Manufacturing of new MCDM and the storage of materiel (both new and extended materiel). The storage requirement encompasses receipt processing, storage (i.e. vault, refrigeration, controlled room temp), record keeping, Care of Supplies in Storage (COSIS), remarking, assembly, packing, and shipment.

         A.    The Army intends to store:

               (1) A maximum of 3 DRBs of new materiel (not extended materiel). Each DRB consists of 15,000 Mark I Kits, 5,000 CANA and 1,000 packages of PBT.

               (2)  1 DRB of extended materiel that has been remarked.

               (3) MCDM to support the Unit Deployment Package (UDP) Potency and Dated (P&D) Program. The items under this program are the Atropine, Diazepam, and Pralidoxime Auto-injectors. This material will be remarked as it is extended.

               (4) MCDM in the Shelf Life Extension Program (SLEP). This materiel will only be remarked as required.

         B.    The following NSNs apply to the MCDM covered by this SOW:

               (1) Antidote Kit Nerve Agent, (Mark I Kits, NAAK) NSN 6505-01-174-9919 (consists of one Atropine and one Pralidoxime Chloride Injector)

               (2)  Diazepam Injector (CANA) NSN 6505-01-274-0951

               (3) Pyridostigmine Bromide Tablets (PBT or NAPP) NSN 6505-01-178-7903 (consisting of 210 tablets per Package)

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                                STATEMENT OF WORK
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        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 2 of 9

               (4)  Atropine Autoinjector NSN 6505-00-926-9083

               (5)  Pralidoxime Chloride Injection (2-Pam) NSN 6505-01-125-3248

               (6) Morphine Sulfate Injector, 10 Mg per 0.7 Ml NSN 6505-01-302-5530

3.       Manufacturing

Based on receipt of funded Army requisitions passed through the Defense Supply Center Philadelphia (DSCP), the contractor shall produce the required materiel (Delivery Orders for this material will be issued under Line Item 0004). Material required to fill regular requisitions shall be shipped to a DLA depot specified in the order. Materiel manufactured for the UDP P&D Program will remain at the contractor's facility. DRB materiel will either be shipped to the activity, DLA depot or retained at the contractor's facility as part of the three DRBs of new materiel. A maximum of three different lot numbers can be provided for each 15,000 Mark I Kits and two different lot numbers can be provided for each 5,000 CANA (1 DRB's worth). Ideally only one lot number would be shipped for each DRB. If the contractor must produce additional lots of Mark I Kits and CANA to satisfy this requirement, the Government has no responsibility or liability to procure these additional quantities. Any deviation from this requirement for minimum lots must be approved in writing by USAMMA, MCMR-MMS-M.

Work must be consistent with good business practices and government regulations. After 90 days of contract award, or implementation of an option to the contract, the quantity of Army/OTSG MCMD reflected in USAMMA's accountable records (as reflected in the MCDM database) must match the quantity of MCDM physically on hand (in inventory) at the contractor's site.

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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                STATEMENT OF WORK
                                -----------------

        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 3 of 9

4.       Storage of Army Owned MCDM

         A.    Receipt Processing

               (1) In addition to the MCDM currently on-hand at the contractor's facility, the contractor will accept annually the below quantities. Quarterly shipments will be on average 1/4 of the yearly amount stated.

                    (a)  600,000 Mark I Kits (NSN 6505-01-174-9919) and/or stand alone autoinjectors of Atropine and 2-Pam (NSNs 6505-00-926-9083 and 6505-01-125-3248).

                    (b)  200,000 CANA (NSN 6505-01-274-0951). However, due to
                         limited secure storage the maximum number of CANA that can be stored is approximately 576,000 EA.

                    (c)  40,000 Packages of PBT (NSN 6505-01-178-7903). However,
                         due to limited refrigerated storage the maximum number of PBT that can be stored is approximately 109,560 Packages.

               (2) Materiel will be shipped to the contractor in quarterly shipments to be placed in the Industrial Base Maintenance Contract (IBMC) for the life of the contract. USAMMA, MCMR-MMO, will provide 30 days advance notification to the contractor of expected shipments of materiel. Contractor has 30 working days to inventory incoming shipments. Contractor will request extension from USAMMA (MCMR-MMO) if additional time is required.

               (3) If necessary, substitution may be made for the shipment and quantity of one item for another item. For example, in lieu of shipping 10,000 of PBT during a quarterly shipment, the Army can substitute 10,000 CANA, Mark Is, Atropine or 2-Pam.

               (4) Army will request that activities not send loose materiel mixed together to the contractor. In the event the contractor receives loose shipments, the contractor will place the materiel on a shelf, and notify USAMMA, MCMR-MMO. During the quarterly site visit, USAMMA, MCMR-MMO, will provide appropriate guidance for the loose materiel.

               (5) Contractor will forward USAMMA, MCMR-MMO, copies of any DD Forms 1348-1 received with shipments.

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CONTRACTOR:                MERIDIAN MEDICAL TECHNOLOGIES INC.
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                                STATEMENT OF WORK
                                -----------------

        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 4 of 9

         B.    Storage

               (1) Mark I Kits, Atropine and 2-Pam requires room temperature storage with approximately 59-86 degrees Fahrenheit or 15-30 degrees Celsius and should not be allowed to freeze. Mark I Kits received (above the requirements for the 3 new and 1 extended DRB) will be broken down by separate components. Usable pouches and clips will be stored in case the Mark I Kits would need to be assembled from extended materiel to support a contingency. Quantity of pouches and clips should not exceed the number of individual extended Atropine/2-PAM on hand.

               (2) CANA requires special storage due to its note Q rating (safekeeping in a safe or vault) and temperature control of 59-86 degrees Fahrenheit or 15-30 degrees Celsius.

               (3) PBT requires refrigeration between 35-46 degrees Fahrenheit or 2-8 degrees Celsius. Moreover, PBT cannot be outside of refrigerated conditions for more than a cumulative period of six months. Therefore, the contractor shall assure this item is continuously stored in refrigeration except when USAMMA directs the assembly/shipment of materiel. Note: The contractor will not be responsible for the referenced cumulative period, since the material has been in the possession of others prior to arriving at the contractor's location.

               (4) All MCMD will be segregated by lot number and activity until inventory is verified by MCMR-MMO. Lots will be stored in a manner that will ensure materiel from one lot can not be confused with any other lot in the container. Lot integrity will be maintained at all times following MCMR-MMO inspection.

               (5) The new DRB materiel will be kept separate from the extended DRB materiel, other material being stored at the contractor's location and the UDP P&D materiel.

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                                STATEMENT OF WORK
                                -----------------

        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 5 of 9

               (6) Contractor has elected not to store the DRB material in the TRI-Walls. TRI-Walls currently on hand shall be shipped to:

                                 SR USAMMA
                                 Bldg 348
                                 103 Guidance Road
                                 Goose Creek, SC 29445-5000
                                 DODAAC: W90KEW

         C.    Record Keeping

         Accurate data from receipt processing will be loaded into the contractor's ACCESS/EXCEL database within 15 days after completion of the inspection and inventory.

               (1) Contractor will maintain a database of all Army owned materiel stored. The database will reflect the NSN, nomenclature, manufacturer, quantity, lot number, activity who shipped the materiel, expiration date, an indicator if materiel has been extended, ship date, and receipt date.

               (2) Contractor shall provide a copy of the ACCESS/EXCEL database on a quarterly basis to USAMMA (both MCMR-MMO and MCMR-MMS-M) via electronic mail using existing software. Updates should be provided after the data has been modified based on the quarterly shipments.

               (3) USAMMA will provide the contractor copies of the FDA reports for materiel in the SLEP. Codes on the report will indicate if the materiel has been extended or failed testing.

               (4) USAMMA will furnish the contractor a copy of the EXCEL database on a quarterly basis.

               (5) USAMMA will provide lot numbers and quantity of materiel to be sent for destruction. Product will be scheduled and shipped for destruction within 90 days after materiel failed FDA testing. If only a small quantity has failed (i.e., less than 1,000 units total), this materiel may be held and accumulated until an economical quantity is available for destruction. Shipment should occur within 30 days of verification by the contractor that the materiel has been staged and quantities and lot numbers verified.

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                                STATEMENT OF WORK
                                -----------------

        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 6 of 9

                    (a) USAMMA will be fully responsible for all costs associated with the destruction of Army owned MCDM. Unless, the contractor reclaims the components of an injector (with the exception of the Mark I pouches and clips), the contractor shall be responsible for the disposal of the remaining components and active ingredient. Contractor will provide USAMMA, MCMR-MMO documentation citing that the active ingredient was destroyed IAW the local, state and federal regulations.

                    (b) USAMMA, MCMR-MMO will be responsible for funding and coordinating the shipments for destruction and for obtaining a Certificate of Destruction. MCMR-MMO will provide the contractor with a copy of the Certificate of Destruction for Controlled Substances upon destruction of these items.

         D.    Government Visits

         The contractor shall agree to allow USAMMA's Strategic Capabilities and Materiel Directorate (MCMR-MMS-M) and/or the Operations and Support (MCMR-MMO) COTRs to inspect, inventory, and audit all Government owned property at any time (at least quarterly) throughout the period of the contract. These inspections will be directed by the Contracting Officer, but may be requested by the COTR. If during such inspection (audit) the on-hand quantity is less than indicated in the MCDM database, USAMMA will select one of two replacement alternatives:

                    (a) The contractor replaces in kind all shortages within 20 weeks.

                    (b) The contractor reimburses the Government in full within 20 days.

         USAMMA retains the right to choose the replacement alternative based upon the needs of the Government at the time.

         E.    Over-label

               (1) The DRB of extended materiel shall be remarked with the latest expiration date, i.e. month/year as instructed by the COTR. Lot numbers within the DRB will be limited to a maximum of 3 for the Mark I Kits and 2 for the CANA. Ideally, only one lot number will be allocated for the extended DRB.

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                                STATEMENT OF WORK
                                -----------------

        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 7 of 9

               (2) The MCDM for the UDP P&D program will require over-labeling with the latest expiration date, i.e. month/year.

               (3) Other MCDM will be over-labeled on an as required basis. 30 days advance notice will be provided.

               (4) Due to the potential recall requirements, when over-labeling, the contractor will at no time combine separate lots to make larger lots.

               (5) The over-label will always contain the original NSN, Manufacturer, and lot number. The only change to the over-label will be the new expiration date. Whenever any MCDM is over-labeled, USAMMA will be immediately notified with the actual number of assets of extended/issuable material. This shall take into account the units which are held for QC, not to exceed 5 per lot, and the numbers of units lost as rejects.

               (6) Only lot sizes of 1,000 (+) units will be considered candidates for over-labeling. Contractor will first over-label lots which are 5,000 (+) units. Once lot sizes of 5,000 (+) have been over-labeled, contractor will over-label smaller lots.

               (7) Contractor will only over-label MCDM which contractor has manufactured.

         F.    Assembly/Packing/Shipping

               (1) The DRB and UDP P&D MCDM will need to be assembled, packed and received at a consolidation point within 72 hours after notification during an contingency situation. This includes weekends. USAMMA (either MCMR-MMO or MCMR-MMS-M) will provide the quantity, type, ship to destination, and other applicable details. Transportation funding for the DRB shipment would be provided by USAMMA, MCMR-MMS-M. Transportation funding for the UDP P&D materiel will be provided by DSCP. Packing, packaging, and storage will be to a degree of protection that precludes loss, damage, or destruction to containers and contents under normal transportation.

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                                STATEMENT OF WORK
                                -----------------

        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 8 of 9

               (2) Assembly steps will ensure that only those lots and quantities required are packed and prepared for shipment. Lot integrity will be maintained at all times. Under no circumstances will MCDM materiel from different lot be placed loosely in containers and shipped. If more than one lot is placed in a container, lots will be packaged so as to ensure materiel from one lot could not be confused with any other lot in the container.

               (3) Assembly/packing and shipment of MCDM (including UDP P&D material) in support of non-emergency situations will be accomplished within 10 calendar days after receipt of request.

               (4) Shipment will occur by Government Bill of Lading (GBL) and will conform to applicable Defense Transportation System
                    (DTS) and commercial carrier rules and regulations. Materiel shall be packaged in accordance with (IAW) commercial practices, and intermediate package(s) and shipping container(s) shall be marked IAW MIL-STD-129. Contractor shall be a Procedure A Contractor.

               (5) The contractor shall coordinate and make arrangements with commercial firms specializing in overnight or rapid delivery, as well as the Defense Transportation System
                    (DTS), for the timely shipment of DRB and MCDM within the United States.

               (6) Shipment of materiel to the FDA for shelf life testing will be processed for shipment within 10 days from receipt of request from USAMMA, MCMR-MMO.

               (7) The MCDM that requires over-labeling before shipment will be processed and shipped within 60 days after receipt of request.

         G.    Testing

         USAMMA, MCMR-MMS-M, will test the contractor's ability to provide MCDM to a designated consolidation point within 72 hours. Such tests could range from simply a paper exercise to the packing and shipment of actual MCMD to selected locations anywhere in the world. USAMMA plans to perform these drills twice a year. Further, at the direction of USAMMA, MCMR-MMS-M, DTS will also be used to ship MCDM.

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                                STATEMENT OF WORK
                                -----------------

        LOGISTICS MAINTENANCE AND DRB PROGRAM (LINE ITEMS 0002 AND 0003)
                                   Page 9 of 9

         H.    Contractor's Documentation Requirements.

         Within 30 days of execution of the agreement to which this Statement of Work is applicable, the Program Manager for these programs as defined in section 1 of this Statement of Work, must provide to Contractor coordination documentation reflecting FDA's approval process for the Shelf-Life Extension Program, to include, but not limited to,

         o a Memorandum of Understanding or any other formal agreement among the parties

         o     product testing procedures and guidelines

         Contractor will be provided with copies of any updates or changes to the referenced documentation.

         USAMMA shall continue to provide copies of the documentation received from FDA regarding extended product as stated in paragraph 4.C.(3) of this Statement of Work.